Exhibit 10.1
LEASE TERMINATION AND LICENSE AGREEMENT
THIS LEASE TERMINATION AND LICENSE AGREEMENT (this "Agreement") is made and entered into effective as of August 13, 2018 (the "Effective Date"), by and between HC-200 BLOSSOM STREET, LLC, a Delaware limited liability company ("Landlord"), and BAY AREA REGIONAL MEDICAL CENTER, LLC, a Texas limited liability company ("Tenant").

WITNESSETH:
WHEREAS, Bay Area Hospital Property Company, LLC, a Texas limited liability company (the "Original Landlord") and Tenant entered into that certain Amended and Restated Lease Agreement dated May 7, 2013, as assigned from Original Landlord to Landlord pursuant to that certain Assignment and Assumption of Leases dated July 11, 2014, as amended by that certain First Amendment to Amended and Restated Lease Agreement dated June 3, 2015, as further amended by that certain Second Amendment to Amended and Restated Lease Agreement dated March 15, 2016, as further amended by that certain Third Amendment to Amended and Restated Lease Agreement dated as of August 28, 2017, and as further amended by that certain Fourth Amendment to Amended and Restated Lease Agreement dated as of April 13, 2018 (collectively, the "Lease"), for the land and improvements located at 200 Blossom Street, Webster, Texas (the "Premises"); and
WHEREAS, Landlord is the current owner of the Premises and successor in interest to Original Landlord under the Lease; and
WHEREAS, Landlord and Tenant desire to terminate, effective as of and following the Termination Date set forth hereinbelow, all obligations, liabilities and benefits under the Lease in its entirety, as hereinafter provided, except as may be hereinafter provided and only subject to and upon the terms and conditions set forth hereinbelow; and
NOW, THEREFORE, for and in consideration of the recitals set forth above and the mutual covenants and agreements set forth herein, and for other good and valuable consideration, the receipt and sufficiency of which consideration are hereby acknowledged, Landlord and Tenant hereby agree as follows:
AGREEMENTS:
1.Defined Terms. Terms defined in the Lease and delineated herein by initial capital letters shall have the same meanings ascribed thereto in the Lease, except to the extent that the meaning of any such term is specifically modified by the provisions of this Agreement. Terms and phrases which are not delineated herein by initial capital letters and/or which are not defined either herein or in the Lease shall have the meanings commonly ascribed thereto.
2.    Termination of Lease. Landlord and Tenant hereby agree that, subject to the terms of this Agreement, the Lease shall be and hereby is terminated effective as of 11:59 p.m. on August 12, 2018 (the "Termination Date"), and effective as of such Termination Date the Lease shall be

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declared in all respects, without limitation (except as is otherwise set forth expressly in this Agreement), terminated and the term thereof ended. All subleases and/or licenses which may have been entered into by Tenant in connection with the Premises, and/or any and all other interests in the Premises granted by Tenant to any other person or party, shall, at Landlord's sole option, be simultaneously terminated as of the Termination Date.
3.    Additional Documentation. Tenant and Guarantor agree to execute any and all documents reasonably requested or required by Landlord in connection with the termination of the Lease pursuant to this Agreement, including without limitation any required state or local real estate transfer tax returns and the like.
4.    Surrender of Premises. Landlord and Tenant hereby acknowledge and agree that, subject to Section 5 below, Tenant shall vacate and surrender to Landlord the Premises on or before the Termination Date. Landlord and Tenant hereby acknowledge and agree that this section shall not affect the ownership of the equipment currently situated at the Premises.
5.    Limited License for Access to the Premises. Notwithstanding Section 4 above, Landlord hereby grants to Tenant a license to access the Premises for the sole purpose of winding down the operations of Tenant (the "License"). Tenant shall comply with all applicable laws in connection with its access to and use of the Premises. The License is personal to Tenant, and Tenant may not assign the License. If Tenant attempts to assign the License, then the License will automatically terminate. Either Landlord or Tenant may terminate the License at will by giving thirty (30) days' prior written notice to the other Party and to Tenant's lender Capital One, National Association (by email and overnight delivery, at the address listed below in the Capital One consent to this Agreement, which notice shall be deemed to have been given upon the first to occur of delivery of such notice by either email or overnight delivery, which delivery shall be deemed to occur (1) in the case of email, at the time of delivery to the recipient' email server, or (2) in the case of overnight delivery, upon the first attempted delivery on a Business Day). Tenant shall hold harmless, defend, and indemnify Landlord, and Landlord's employees, agents, representatives, asset manager, consultants, attorneys, fiduciaries, servants, officers, directors, partners, shareholders, members, predecessors, successors and assigns (collectively, the "Landlord Parties") against any suits, liabilities, claims, demands, or damages arising from Tenant's exercise of the License, including, without limitation, (i) any and all reasonable attorneys' fees and court costs incurred by Landlord in connection with any such claims or activities, and (ii) mechanic's liens or claims that may be filed on or asserted against the Premises by contractors, subcontractors or materialmen performing work for Tenant, in each case even if such suits, liabilities, claims, demands, or damages arise, or are alleged to have arisen, in whole or in part from the ACTUAL OR ALLEGED NEGLIGENCE OR STRICT LIABILITY OF ANY LANDLORD PARTIES, but not if such suits, liabilities, claims, demands, or damages actually arise from the intentional misconduct or gross negligence of such Landlord Party; and Tenant further waives and releases any claims, demands, damages, causes of action or other remedies of any kind whatsoever against Landlord for bodily or personal injuries, or property damage to Tenant, its agents, independent contractors, servants or employees arising from Tenant's exercise of the License, even if such claims, demands, damages, causes of action or other remedies arise, or are alleged to have arisen, in whole or in part from the ACTUAL OR ALLEGED NEGLIGENCE OF ANY LANDLORD PARTIES, but not if such claims, demands, damages, causes of action or other remedies actually arise from the

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intentional misconduct or gross negligence of such Landlord Party. The indemnification provisions of this Section 5 shall survive the termination or cancellation of the License.
6.    Access to the Premises. Subject to sections above, and notwithstanding anything to the contrary set forth in the Lease or in this Agreement, Landlord and its employees, agents, contractors, and representatives shall have the right to enter the Premises for any purpose, including without limitation to show the Premises to prospective purchasers or tenants.
7.    No Release of Tenant or Guarantor. Tenant shall not be released from, and shall remain fully liable for, all obligations under the Lease accruing prior to the Termination Date, including, without limitation, all amounts owed under the Lease through and including the Termination Date and any indemnity, hold harmless, or defense obligation or agreement of Tenant under the Lease, and Tenant hereby ratifies and reaffirms all such obligations. Guarantor shall not be released from, and shall remain fully liable for, all obligations under the Guaranty, whether accruing prior or subsequent to the Termination Date.
8.    Affirmation. Landlord, Tenant and Guarantor hereby agree and confirm that the Guaranty, together with all of the other Loan Documents are and continue to be in full force and effect as to all Tenant's and Guarantor's obligations contained therein and the execution and delivery of this Agreement in no way impairs or adversely affects the validity, existence or enforceability of the Guaranty or any of the other Loan Documents. Tenant and Guarantor, each on behalf of itself and on behalf of MEDISTAR FINANCE, LLC, a Texas limited liability company, as "Borrower", and Landlord hereby reaffirm each of the covenants and agreements set forth in the Guaranty and the Loan Documents with the same force and effect as if each were separately stated herein.
9.    No Transfer. Tenant hereby represents and warrants to Landlord that Tenant is the owner and holder of the leasehold estate of the "Tenant" under the Lease. Tenant further represents and warrants to Landlord that Tenant has not heretofore assigned or transferred, or purported to assign or transfer, to any person, firm or corporation whatsoever, any claim, debt, liability, demand, obligation, cost, attorneys' fees, expense, action or cause of action herein released and discharged.
10.    Attorneys' Fees. In the event of any legal action or proceeding brought by Landlord against Tenant or Guarantor arising out of this Agreement, Landlord shall be entitled to recover from Tenant or Guarantor the reasonable attorneys' fees and costs incurred by Landlord in such action or proceeding (including, without limitation, all costs of appeal) and such amount shall be included in any judgment rendered in such action or proceeding.
11.    Entire Agreement. This Agreement contains all of the agreements of the parties hereto with respect to the subject matter hereof and no prior agreement, understanding or representation pertaining to any such matter shall be hereafter effective for any purpose unless reinstated as provided herein. No provision of this Agreement may be amended except by an express agreement in writing signed by the parties hereto or their respective successors‑in‑interest or permitted assigns.
12.    Counterparts. This Agreement may be executed in multiple counterparts, each of which shall constitute an original, but all of which shall together constitute one document, and an

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executed copy of this Agreement delivered by facsimile or electronic mail transmittal shall have the effect of an original, executed instrument. It shall not be necessary for the signature of, or on behalf of, each party to this Agreement, or that the signature of all persons required to bind any such party, appear on each counterpart of this Agreement, and each signature page to any counterpart of this Agreement may be detached from such counterpart without impairing the legal effect of the signatures thereon and thereafter attached to another counterpart of this Agreement identical thereto except having attached to it additional signature pages.
13.    Invalidity. If any covenant, condition, or provision herein contained is held to be invalid by final judgment of any court of competent jurisdiction, the invalidity of such covenant, condition, or provision shall not in any way affect any other covenant, condition, or provision herein contained.
14.    Authority. Tenant and Guarantor hereby represent and warrant to Landlord as follows: Tenant is a duly organized and validly existing limited liability company under the laws of the State of Texas; Guarantor is a duly organized and validly existing limited liability company under the laws of the State of Texas; Tenant and Guarantor have full right and authority to make and enter into this Agreement; Tenant's and Guarantor's execution of this Agreement does not result in the violation of any law or the breach of any agreement to which Tenant or Guarantor may be bound; each person signing this Agreement on behalf of Tenant or Guarantor was and continues to be duly authorized to do so; and, upon execution hereof by Tenant or Guarantor, as applicable, this Agreement shall be an enforceable agreement binding upon Tenant and Guarantor, as applicable, in accordance with the terms hereof.
15.    Binding Effect; Controlling Agreement; Governing Law; Miscellaneous. The terms and provisions of this Agreement shall be binding upon and inure to the benefit of each of the parties hereto, and their respective transferees, representatives, successors and permitted assigns. In the event of a conflict between the terms and provisions of this Agreement and those contained in the Lease, the terms and provisions of this Agreement shall control. This Agreement and the rights and duties of the parties hereto shall be controlled by and interpreted in accordance with the laws of the State in which the Premises are located. Captions and headings throughout this Agreement are inserted only as a matter of convenience and are not to be given any effect whatsoever in construing this Agreement. Words of masculine, feminine or neuter gender, as used herein, shall mean and include the correlative words of the other genders, and words used herein importing a singular number shall mean and include the plural number and vice versa. All references in this Agreement to numbered sections, articles and/or paragraphs are references to the sections, articles and/or paragraphs hereof, unless otherwise expressly designated in context.
16.    No Disclosure. Tenant and Guarantor agree that neither of them shall disclose any of the matters set forth in this Agreement or disseminate or distribute any information concerning the terms, details or conditions hereof to any person, firm or entity without first obtaining the express written approval of Landlord with respect to such disclosure, which consent may be withheld in Landlord's sole and absolute discretion.
17.    No Offer; No Construction Against Draftsmen. This Agreement shall not be binding until executed and delivered by each of the parties hereto. This Agreement shall not be relied upon by any other party as a basis for terminating or modifying its obligations to Landlord. No inference

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in favor of or against any party hereto shall be drawn from the fact that such party has drafted any provision of this Agreement or that such provisions have been drafted on behalf of said party.
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EXECUTED as of the effective date first written above.

LANDLORD:

HC-200 BLOSSOM STREET, LLC,
a Delaware limited liability company

By: HC-Bay Area Regional Real Estate Holdings, LLC,
   a Delaware limited liability company,
   its Sole Member

   By: Carter/Validus Operating Partnership, LP,
      a Delaware limited partnership,
      as Manager

      By: Carter Validus Mission Critical REIT, Inc.,
         a Maryland corporation,
         its General Partner

         By: /s/ James H. MacQueen
         Name: James H. MacQueen
         Title: SVP

TENANT: BAY AREA REGIONAL MEDICAL CENTER, LLC, a Texas limited liability company By: /s/ Stephen K. Jones, Jr. Name: Stephen K. Jones, Jr. Title: CEO

[Signature page continues]

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Manfred Co., L.C., a Texas limited liability company ("Guarantor") has executed this Agreement as of the date first written above, for purposes of evidencing its consent and agreement to the terms contained herein, including, without limitation, the ratification and reaffirmation of the Guaranty.

GUARANTOR: MANFRED CO., L.C., a Texas limited liability company By: /s/ Rick Zachardy Name: Rick Zachardy Title: VP / CFO

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CONSENT TO LEASE TERMINATION

Through this Consent, Capital One, National Association ("Lender") evidences its consent to the termination of the Lease under the terms and conditions of the foregoing Agreement. Capital One is not a party to such Agreement, and executes this Consent solely to provide its written consent to the Lease termination under the Agreement.

LENDER:

CAPITAL ONE, NATIONAL ASSOCIATION,
a national banking association

By: /s/ Michael G. Gardullo
Name: Michael G. Gardullo
Title: Senior Director

Notices to Lender should be sent to:

Capital One, National Association
Attn: Michael Gardullo
2 Bethesda Metro Center
Suite 600
Bethesda, MD 20814
Email: michael.gardullo @capitalone.com

4816-1658-4557v.10 58198-7